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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------



THE BOARD OF DIRECTORS
HORIZON ORGANIC HOLDING CORPORATION:

We consent to the use of our report included herein and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                        /s/ KPMG PEAT MARWICK LLP
                                        -------------------------
                                        KPMG PEAT MARWICK LLP


Boulder, Colorado
June 8, 1998